Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

SECOND QUARTER 2007

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

August 1, 2007

i

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

ii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

Results for the Company’s equity sales, trading and research operations known as Prudential Equity Group, previously included in the Financial Advisory segment, have been classified as “discontinued operations” for all periods presented, as a result of the Company’s decision to exit these operations. In addition, income from securities relating to trading exchange memberships of Prudential Equity Group and previously reported within the Financial Advisory segment or Corporate and Other operations has been classified as “divested businesses” and excluded from adjusted operating income for all periods presented.

iii

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2006			2007
2007	2006			2Q	3Q	4Q	1Q	2Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
708	545	30%	Insurance Division	247	465	349	318	390
829	508	63%	Investment Division	309	260	361	429	400
930	740	26%	International Insurance and Investments Division	358	428	398	475	455
1	56	-98%	Corporate and other operations	40	4	(13)	9	(8)

2,468	1,849	33%	Total pre-tax adjusted operating income	954	1,157	1,095	1,231	1,237
730	532	37%	Income taxes, applicable to adjusted operating income	275	329	313	365	365

1,738	1,317	32%	Financial Services Businesses after-tax adjusted operating income	679	828	782	866	872

			Reconciling items:
172	(261)	166%	Realized investment gains (losses), net, and related charges and adjustments	(311)	221	130	140	32
(26)	(265)	90%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(151)	257	43	82	(108)
10	196	-95%	Change in experience-rated contractholder liabilities due to asset value changes	130	(168)	(17)	(62)	72
14	48	-71%	Divested businesses	(10)	10	18	19	(5)
(220)	(145)	-52%	Equity in earnings of operating joint ventures	(67)	(78)	(99)	(120)	(100)

(50)	(427)	88%	Total reconciling items, before income taxes	(409)	242	75	59	(109)
(31)	(125)	75%	Income taxes, not applicable to adjusted operating income	(119)	34	43	14	(45)

(19)	(302)	94%	Total reconciling items, after income taxes	(290)	208	32	45	(64)

1,719	1,015	69%	Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	389	1,036	814	911	808
133	96	39%	Equity in earnings of operating joint ventures, net of taxes	45	50	62	77	56

1,852	1,111	67%	Income from continuing operations (after-tax) of Financial Services Businesses	434	1,086	876	988	864
8	(12)	167%	Income (loss) from discontinued operations, net of taxes	(10)	66	17	37	(29)

1,860	1,099	69%	Net income of Financial Services Businesses	424	1,152	893	1,025	835

			Earnings per share of Common Stock (diluted):
3.72	2.70		Financial Services Businesses after-tax adjusted operating income	1.40	1.72	1.65	1.85	1.87

			Reconciling items:
0.36	(0.52)		Realized investment gains (losses), net, and related charges and adjustments	(0.63)	0.45	0.27	0.29	0.07
(0.06)	(0.53)		Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.30)	0.52	0.09	0.17	(0.23)
0.02	0.39		Change in experience-rated contractholder liabilities due to asset value changes	0.26	(0.34)	(0.04)	(0.13)	0.15
0.03	0.10		Divested businesses	(0.02)	0.02	0.04	0.04	(0.01)
(0.46)	(0.29)		Equity in earnings of operating joint ventures	(0.13)	(0.16)	(0.20)	(0.25)	(0.21)

(0.11)	(0.85)		Total reconciling items, before income taxes	(0.82)	0.49	0.16	0.12	(0.23)
(0.07)	(0.25)		Income taxes, not applicable to adjusted operating income	(0.24)	0.06	0.09	0.03	(0.10)

(0.04)	(0.60)		Total reconciling items, after income taxes	(0.58)	0.43	0.07	0.09	(0.13)

3.68	2.10		Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	0.82	2.15	1.72	1.94	1.74
0.28	0.19		Equity in earnings of operating joint ventures, net of taxes	0.09	0.10	0.13	0.16	0.12

3.96	2.29		Income from continuing operations (after-tax) of Financial Services Businesses	0.91	2.25	1.85	2.10	1.86
0.02	(0.02)		Income (loss) from discontinued operations, net of taxes	(0.02)	0.13	0.03	0.08	(0.06)

3.98	2.27		Net income of Financial Services Businesses	0.89	2.38	1.88	2.18	1.80

474.9	500.6		Weighted average number of outstanding Common shares (diluted basis)	497.1	490.5	482.8	477.2	472.8

16.37%	13.11%		Operating Return on Average Equity (based on adjusted operating income)	13.43%	16.07%	15.01%	16.40%	16.31%

			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
1,860	1,099		Net income of Financial Services Businesses (above)	424	1,152	893	1,025	835
106	87		Net income of Closed Block Business	29	53	144	95	11

1,966	1,186		Consolidated net income	453	1,205	1,037	1,120	846

29	35		Direct equity adjustments for earnings per share calculations	16	16	17	15	14

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q

		Financial Services Businesses Capitalization Data (1):
		Short-term debt	9,723	9,418	10,798	12,812	11,533
		Long-term debt	7,520	7,464	9,673	10,080	9,401

		Attributed Equity:
		Including accumulated other comprehensive income	20,424	22,053	21,690	22,265	21,718
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	20,716	21,290	21,306	21,657	21,792
		Excluding total accumulated other comprehensive income	20,604	21,232	21,194	21,585	21,835

		Total Capitalization:
		Including accumulated other comprehensive income	27,944	29,517	31,363	32,345	31,119
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	28,236	28,754	30,979	31,737	31,193
		Excluding total accumulated other comprehensive income	28,124	28,696	30,867	31,665	31,236

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	41.41	45.31	45.18	47.05	46.27
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	42.00	43.74	44.38	45.77	46.43
		Excluding total accumulated other comprehensive income	41.78	43.62	44.15	45.61	46.52

		Number of diluted shares at end of period	493.2	486.7	480.1	473.2	469.4

		Common Stock Price Range (based on closing price):
103.17	78.89	High	78.89	79.06	86.84	93.10	103.17
85.69	73.19	Low	74.43	71.47	76.03	85.69	90.21
97.23	77.70	Close	77.70	76.25	85.86	90.26	97.23

		Common Stock market capitalization (1)	37,651	36,394	40,449	42,025	44,879

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

OPERATIONS HIGHLIGHTS

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	138.5	147.9	156.8	161.0	166.2
		Retail customers	75.1	75.9	79.0	84.2	87.1
		General account	159.7	163.8	167.6	168.9	167.0
		Total Investment Management and Advisory Services	373.3	387.6	403.4	414.1	420.3
		Non-proprietary assets under management	49.6	51.0	54.2	53.4	56.1
		Total managed by Investment Division	422.9	438.6	457.6	467.5	476.4
		Managed by International Insurance and Investments Division	82.6	82.2	86.2	88.8	94.3
		Managed by Insurance Division	62.9	65.4	72.2	73.5	77.7
		Total assets under management	568.4	586.2	616.0	629.8	648.4
		Client assets under administration	101.6	105.8	112.9	117.2	127.0
		Total assets under management and administration	670.0	692.0	728.9	747.0	775.4
		Assets managed or administered for customers outside of the United States at end of period	114.0	115.5	123.8	128.8	137.3

		Distribution Representatives (1):
		Prudential Agents	2,844	2,814	2,562	2,505	2,512
		International Life Planners	5,726	5,802	5,828	5,893	6,001
		Gibraltar Life Advisors	5,684	6,036	5,944	5,952	5,815

53	48	Prudential Agent productivity ($ thousands)	52	46	74	49	57

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2006			2007
2007	2006			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
5,404	5,146	5%	Premiums	2,542	2,548	2,593	2,720	2,684
1,567	1,329	18%	Policy charges and fee income	667	583	737	784	783
4,127	3,685	12%	Net investment income	1,874	1,962	2,010	2,053	2,074
2,261	1,860	22%	Asset management fees, commissions and other income	913	971	1,138	1,104	1,157
13,359	12,020	11%	Total revenues	5,996	6,064	6,478	6,661	6,698
			Benefits and Expenses (1):

5,446	5,168	5%	Insurance and annuity benefits	2,591	2,650	2,605	2,763	2,683
1,507	1,329	13%	Interest credited to policyholders’ account balances	677	716	745	745	762
550	445	24%	Interest expense	233	249	255	274	276
(1,095)	(996)	-10%	Deferral of acquisition costs	(495)	(496)	(545)	(539)	(556)
537	504	7%	Amortization of acquisition costs	264	(73)	239	272	265
3,946	3,721	6%	General and administrative expenses	1,772	1,861	2,084	1,915	2,031
10,891	10,171	7%	Total benefits and expenses	5,042	4,907	5,383	5,430	5,461
2,468	1,849	33%	Adjusted operating income before income taxes	954	1,157	1,095	1,231	1,237
			Reconciling items:
185	(284)	165%	Realized investment gains (losses), net, and related adjustments	(334)	214	143	146	39
(13)	23	-157%	Related charges	23	7	(13)	(6)	(7)
172	(261)	166%	Total realized investment gains (losses), net, and related charges and adjustments	(311)	221	130	140	32
(26)	(265)	90%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(151)	257	43	82	(108)
10	196	-95%	Change in experience-rated contractholder liabilities due to asset value changes	130	(168)	(17)	(62)	72
14	48	-71%	Divested businesses	(10)	10	18	19	(5)
(220)	(145)	-52%	Equity in earnings of operating joint ventures	(67)	(78)	(99)	(120)	(100)
(50)	(427)	88%	Total reconciling items, before income taxes	(409)	242	75	59	(109)
2,418	1,422	70%	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	545	1,399	1,170	1,290	1,128
699	407	72%	Income tax expense	156	363	356	379	320

1,719	1,015	69%	Income from continuing operations before equity in earnings of operating joint ventures	389	1,036	814	911	808

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $107,756; $105,750; $109,362; $110,980; $108,291)	108,150	108,346	112,043	113,833	109,665
Fixed maturities, held to maturity, at amortized cost (fair value $3,416; $3,400; $3,441; $3,407; $3,287)	3,555	3,473	3,469	3,440	3,370
Trading account assets supporting insurance liabilities, at fair value	14,239	14,453	14,262	14,223	14,069
Other trading account assets, at fair value	4,561	1,933	2,209	2,119	2,100
Equity securities, available for sale, at fair value (cost $3,672; $3,761; $3,825; $3,942; $3,928)	4,050	4,182	4,331	4,592	4,588
Commercial loans	18,018	18,139	18,421	18,947	19,852
Policy loans	3,253	3,350	3,472	3,575	3,642
Securities purchased under agreements to resell	2,242	187	153	113	198
Other long-term investments	3,800	3,538	3,780	4,339	4,430
Short-term investments	2,768	2,705	3,183	3,291	5,421
Total investments	164,636	160,306	165,323	168,472	167,335
Cash and cash equivalents	6,521	7,361	7,243	5,950	5,584
Accrued investment income	1,433	1,466	1,429	1,468	1,432
Reinsurance recoverables	1,869	1,908	1,958	2,021	2,127
Deferred policy acquisition costs	9,239	9,540	9,854	10,067	10,404
Other assets	19,188	17,442	16,997	16,773	15,603
Separate account assets	160,070	166,757	177,463	181,618	187,403
Total assets	362,956	364,780	380,267	386,369	389,888
Liabilities:
Future policy benefits	55,333	55,238	56,245	56,490	55,692
Policyholders’ account balances	74,309	75,614	75,090	75,132	75,606
Reinsurance payables	1,351	1,405	1,458	1,472	1,556
Securities sold under agreements to repurchase	9,564	6,256	5,747	4,794	5,146
Cash collateral for loaned securities	3,834	3,797	4,082	3,697	4,497
Income taxes	1,969	2,827	2,920	3,199	2,746
Securities sold but not yet purchased	2,152	313	277	307	267
Short-term debt	9,723	9,418	10,798	12,812	11,533
Long-term debt	7,520	7,464	9,673	10,080	9,401
Other liabilities	16,707	13,638	14,824	14,503	14,323
Separate account liabilities	160,070	166,757	177,463	181,618	187,403
Total liabilities	342,532	342,727	358,577	364,104	368,170
Attributed Equity:
Accumulated other comprehensive income (loss)	(180)	821	496	680	(117)
Other attributed equity	20,604	21,232	21,194	21,585	21,835
Total attributed equity	20,424	22,053	21,690	22,265	21,718
Total liabilities and attributed equity	362,956	364,780	380,267	386,369	389,888

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended June 30, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,684	1,083	71	1,531	(1)
Policy charges and fee income	783	672	44	73	(6)
Net investment income	2,074	475	1,013	405	181
Asset management fees, commissions and other income	1,157	242	733	217	(35)

Total revenues	6,698	2,472	1,861	2,226	139

Benefits and Expenses (1):
Insurance and annuity benefits	2,683	1,182	276	1,219	6
Interest credited to policyholders’ account balances	762	205	508	79	(30)
Interest expense	276	53	64	3	156
Deferral of acquisition costs	(556)	(287)	(25)	(259)	15
Amortization of acquisition costs	265	140	11	126	(12)
General and administrative expenses	2,031	789	627	603	12

Total benefits and expenses	5,461	2,082	1,461	1,771	147

Adjusted operating income (loss) before income taxes	1,237	390	400	455	(8)

	Quarter Ended June 30, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,542	1,005	30	1,517	(10)
Policy charges and fee income	667	559	43	70	(5)
Net investment income	1,874	438	916	343	177
Asset management fees, commissions and other income	913	169	597	150	(3)

Total revenues	5,996	2,171	1,586	2,080	159

Benefits and Expenses (1):
Insurance and annuity benefits	2,591	1,144	235	1,203	9
Interest credited to policyholders’ account balances	677	181	452	61	(17)
Interest expense	233	28	62	4	139
Deferral of acquisition costs	(495)	(228)	(22)	(257)	12
Amortization of acquisition costs	264	142	17	115	(10)
General and administrative expenses	1,772	657	533	596	(14)

Total benefits and expenses	5,042	1,924	1,277	1,722	119

Adjusted operating income before income taxes	954	247	309	358	40

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Six Months Ended June 30, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	5,404	2,156	167	3,084	(3)
Policy charges and fee income	1,567	1,339	88	145	(5)
Net investment income	4,127	945	2,005	791	386
Asset management fees, commissions and other income	2,261	472	1,432	437	(80)

Total revenues	13,359	4,912	3,692	4,457	298

Benefits and Expenses (1):
Insurance and annuity benefits	5,446	2,412	578	2,438	18
Interest credited to policyholders’ account balances	1,507	407	1,000	156	(56)
Interest expense	550	106	123	5	316
Deferral of acquisition costs	(1,095)	(557)	(44)	(520)	26
Amortization of acquisition costs	537	293	20	254	(30)
General and administrative expenses	3,946	1,543	1,186	1,194	23

Total benefits and expenses	10,891	4,204	2,863	3,527	297

Adjusted operating income before income taxes	2,468	708	829	930	1

	Six Months Ended June 30, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	5,146	1,987	122	3,050	(13)
Policy charges and fee income	1,329	1,102	91	146	(10)
Net investment income	3,685	856	1,763	673	393
Asset management fees, commissions and other income	1,860	347	1,242	310	(39)

Total revenues	12,020	4,292	3,218	4,179	331

Benefits and Expenses (1):
Insurance and annuity benefits	5,168	2,214	504	2,427	23
Interest credited to policyholders’ account balances	1,329	361	881	118	(31)
Interest expense	445	58	108	7	272
Deferral of acquisition costs	(996)	(484)	(44)	(513)	45
Amortization of acquisition costs	504	273	30	231	(30)
General and administrative expenses	3,721	1,325	1,231	1,169	(4)

Total benefits and expenses	10,171	3,747	2,710	3,439	275

Adjusted operating income before income taxes	1,849	545	508	740	56

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses change in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of June 30, 2007
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	167,335	33,434	68,396	53,693	11,812
Deferred policy acquisition costs	10,404	5,768	206	4,596	(166)
Other assets	24,746	4,907	8,049	7,925	3,865
Separate account assets	187,403	94,236	94,305	216	(1,354)

Total assets	389,888	138,345	170,956	66,430	14,157

Liabilities:
Future policy benefits	55,692	8,052	14,101	33,058	481
Policyholders’ account balances	75,606	20,055	42,081	15,852	(2,382)
Debt	20,934	4,041	3,413	1,023	12,457
Other liabilities	28,535	5,699	10,961	9,646	2,229
Separate account liabilities	187,403	94,236	94,305	216	(1,354)

Total liabilities	368,170	132,083	164,861	59,795	11,431

Attributed Equity:
Accumulated other comprehensive income (loss)	(117)	13	4	468	(602)
Other attributed equity	21,835	6,249	6,091	6,167	3,328

Total attributed equity	21,718	6,262	6,095	6,635	2,726

Total liabilities and attributed equity	389,888	138,345	170,956	66,430	14,157

	As of December 31, 2006
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	165,323	33,154	65,805	52,884	13,480
Deferred policy acquisition costs	9,854	5,447	176	4,397	(166)
Other assets	27,627	5,555	8,232	7,968	5,872
Separate account assets	177,463	87,380	91,257	153	(1,327)

Total assets	380,267	131,536	165,470	65,402	17,859

Liabilities:
Future policy benefits	56,245	7,905	14,517	33,333	490
Policyholders’ account balances	75,090	20,511	40,616	15,842	(1,879)
Debt	20,471	3,491	2,164	1,346	13,470
Other liabilities	29,308	5,968	10,753	8,154	4,433
Separate account liabilities	177,463	87,380	91,257	153	(1,327)

Total liabilities	358,577	125,255	159,307	58,828	15,187

Attributed Equity:
Accumulated other comprehensive income (loss)	496	235	116	694	(549)
Other attributed equity	21,194	6,046	6,047	5,880	3,221

Total attributed equity	21,690	6,281	6,163	6,574	2,672

Total liabilities and attributed equity	380,267	131,536	165,470	65,402	17,859

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of June 30, 2007			As of December 31, 2006
	Short-term Debt	Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Total Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	1,647	2,735	4,382	255	4,122	4,377
Investment related	5,258	5,743	11,001	7,053	5,116	12,169
Securities business related	3,319	270	3,589	2,334	—	2,334
Specified other businesses	1,023	528	1,551	1,072	350	1,422
Limited recourse and non-recourse borrowing	286	125	411	84	85	169

Total debt - Financial Services Businesses	11,533	9,401	20,934	10,798	9,673	20,471

Ratio of long-term and short-term capital debt to capitalization			16.7%			17.0%

Closed Block Business
Investment related	1,414	—	1,414	1,738	—	1,738
Limited recourse and non-recourse borrowing	—	1,750	1,750	—	1,750	1,750

Total debt	1,414	1,750	3,164	1,738	1,750	3,488

	As of June 30, 2007				As of December 31, 2006
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	3,083	1,299	—	4,382	3,079	1,298	—	4,377
Investment related	6,288	3,719	994	11,001	7,372	3,763	1,034	12,169
Securities business related	2,144	1,406	39	3,589	712	1,191	431	2,334
Specified other businesses	557	994	—	1,551	424	998	—	1,422
Limited recourse and non-recourse borrowing	—	—	411	411	—	—	169	169

Total debt - Financial Services Businesses	12,072	7,418	1,444	20,934	11,587	7,250	1,634	20,471

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $694 million and $693 million of Surplus Notes for June 30, 2007 and December 31, 2006, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2006			2007
2007	2006			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,156	1,987	9%	Premiums	1,005	1,027	1,052	1,073	1,083
1,339	1,102	22%	Policy charges and fee income	559	474	637	667	672
945	856	10%	Net investment income	438	463	468	470	475
472	347	36%	Asset management fees, commissions and other income	169	241	218	230	242
4,912	4,292	14%	Total revenues	2,171	2,205	2,375	2,440	2,472
			Benefits and Expenses (1):
2,412	2,214	9%	Insurance and annuity benefits	1,144	1,225	1,154	1,230	1,182
407	361	13%	Interest credited to policyholders’ account balances	181	196	206	202	205
106	58	83%	Interest expense	28	37	44	53	53
(557)	(484)	-15%	Deferral of acquisition costs	(228)	(235)	(282)	(270)	(287)
293	273	7%	Amortization of acquisition costs	142	(191)	125	153	140
1,543	1,325	16%	General and administrative expenses	657	708	779	754	789
4,204	3,747	12%	Total benefits and expenses	1,924	1,740	2,026	2,122	2,082
708	545	30%	Adjusted operating income before income taxes	247	465	349	318	390

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2007				Quarter Ended June 30, 2007
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	2,156	252	40	1,864	1,083	126	19	938
Policy charges and fee income	1,339	536	619	184	672	264	320	88
Net investment income	945	316	299	330	475	161	148	166
Asset management fees, commissions and other income	472	156	278	38	242	78	145	19

Total revenues	4,912	1,260	1,236	2,416	2,472	629	632	1,211

Benefits and Expenses (1):
Insurance and annuity benefits	2,412	439	118	1,855	1,182	203	59	920
Interest credited to policyholders’ account balances	407	108	182	117	205	54	93	58
Interest expense	106	75	27	4	53	37	14	2
Deferral of acquisition costs	(557)	(218)	(322)	(17)	(287)	(115)	(168)	(4)
Amortization of acquisition costs	293	142	149	2	140	64	75	1
General and administrative expenses (2)	1,543	472	736	335	789	245	379	165

Total benefits and expenses	4,204	1,018	890	2,296	2,082	488	452	1,142

Adjusted operating income before income taxes	708	242	346	120	390	141	180	69

	Six Months Ended June 30, 2006				Quarter Ended June 30, 2006
	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance	Total Insurance Division	Individual Life	Individual Annuities	Group Insurance
Revenues (1):
Premiums	1,987	203	31	1,753	1,005	103	16	886
Policy charges and fee income	1,102	536	425	141	559	270	225	64
Net investment income	856	262	293	301	438	136	149	153
Asset management fees, commissions and other income	347	143	173	31	169	76	79	14

Total revenues	4,292	1,144	922	2,226	2,171	585	469	1,117

Benefits and Expenses (1):
Insurance and annuity benefits	2,214	360	100	1,754	1,144	199	51	894
Interest credited to policyholders’ account balances	361	98	166	97	181	50	83	48
Interest expense	58	35	20	3	28	18	10	—
Deferral of acquisition costs	(484)	(163)	(252)	(69)	(228)	(83)	(133)	(12)
Amortization of acquisition costs	273	165	108	—	142	91	51	—
General and administrative expenses (2)	1,325	420	540	365	657	214	285	158

Total benefits and expenses	3,747	915	682	2,150	1,924	489	347	1,088

Adjusted operating income before income taxes	545	229	240	76	247	96	122	29

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2)	General and administrative expenses for Individual Annuities include $66 million for the six months ended June 30, 2007, $26 million for the six months ended June 30, 2006, $34 million for the quarter ended June 30, 2007 and $15 million for the quarter ended June 30, 2006 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INSURANCE DIVISION - INDIVIDUAL LIFE SALES, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q

		SALES:
		Excluding corporate-owned life insurance:
67	45	Variable life	24	25	20	48	19
89	83	Universal life	43	34	75	44	45
103	65	Term life	34	35	48	49	54
259	193	Total excluding corporate-owned life insurance	101	94	143	141	118
8	5	Corporate-owned life insurance	4	5	2	5	3
267	198	Total	105	99	145	146	121
		SALES BY DISTRIBUTION CHANNEL:
		Excluding corporate-owned life insurance:
84	90	Prudential Agents	45	37	54	42	42
175	103	Third party distribution	56	57	89	99	76
8	5	Corporate-owned life insurance	4	5	2	5	3
267	198	Total	105	99	145	146	121
		ACCOUNT VALUE ACTIVITY:
		Policyholders’ Account Balances (1):
6,165	5,694	Beginning balance	5,802	5,891	6,018	6,165	6,253
670	639	Premiums and deposits	332	299	340	325	345
(499)	(520)	Surrenders and withdrawals	(278)	(284)	(214)	(236)	(263)
171	119	Net sales	54	15	126	89	82
(86)	(69)	Benefit payments	(32)	(36)	(33)	(46)	(40)
85	50	Net flows	22	(21)	93	43	42
138	143	Interest credited and other	60	149	60	46	92
130	121	Net transfers from separate account	66	59	62	65	65
(133)	(117)	Policy charges	(59)	(60)	(68)	(66)	(67)
6,385	5,891	Ending balance	5,891	6,018	6,165	6,253	6,385
		Separate Account Liabilities:
17,586	16,170	Beginning balance	16,682	16,313	16,747	17,586	17,748
630	633	Premiums and deposits	332	298	290	316	314
(322)	(375)	Surrenders and withdrawals	(198)	(173)	(145)	(166)	(156)
308	258	Net sales	134	125	145	150	158
(33)	(18)	Benefit payments	(9)	(7)	(9)	(28)	(5)
275	240	Net flows	125	118	136	122	153
1,183	425	Change in market value, interest credited and other	(228)	574	963	303	880
(130)	(121)	Net transfers to general account	(66)	(59)	(62)	(65)	(65)
(397)	(401)	Policy charges	(200)	(199)	(198)	(198)	(199)
18,517	16,313	Ending balance	16,313	16,747	17,586	17,748	18,517
		FACE AMOUNT IN FORCE (2):
		Variable life	140,629	140,139	139,847	139,418	139,280
		Universal life	20,318	21,017	21,971	22,910	23,696
		Term life	221,072	231,971	247,933	264,840	282,434
		Total	382,019	393,127	409,751	427,168	445,410

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(2)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q
		Individual Life Insurance:
		Policy Surrender Experience:
342	403	Cash value of surrenders	212	181	160	167	175
3.0%	3.9%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	4.1%	3.4%	2.9%	3.0%	3.1%
		Death benefits per $1,000 of in force (1):
3.36	3.24	Variable and universal life	3.59	3.22	3.51	3.66	3.04
2.34	1.22	Term life	1.64	1.92	1.17	3.18	1.62
3.14	2.75	Total, Individual Life Insurance	3.20	2.93	2.84	3.64	2.68

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INSURANCE DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS, ACCOUNT VALUES AND MINIMUM GUARANTEES

(in millions)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:
		Variable Annuities:
74,555	50,778	Beginning total account value	53,181	68,807	70,555	74,555	75,591
5,812	4,629	Sales	2,500	2,323	2,641	2,779	3,033
(4,825)	(3,342)	Surrenders and withdrawals	(1,757)	(2,084)	(2,296)	(2,310)	(2,515)
987	1,287	Net sales	743	239	345	469	518
(605)	(410)	Benefit payments	(225)	(244)	(264)	(306)	(299)
382	877	Net flows	518	(5)	81	163	219
4,646	1,228	Change in market value, interest credited, and other	(1,000)	2,012	4,208	1,168	3,478
(615)	(388)	Policy charges	(204)	(259)	(289)	(295)	(320)
—	16,312	Acquisition	16,312	—	—	—	—
78,968	68,807	Ending total account value	68,807	70,555	74,555	75,591	78,968
		Fixed Annuities:
3,748	3,991	Beginning total account value	3,941	3,871	3,814	3,748	3,679
41	60	Sales	32	33	26	21	20
(155)	(161)	Surrenders and withdrawals	(92)	(75)	(77)	(81)	(74)
(114)	(101)	Net redemptions	(60)	(42)	(51)	(60)	(54)
(88)	(85)	Benefit payments	(42)	(41)	(50)	(43)	(45)
(202)	(186)	Net flows	(102)	(83)	(101)	(103)	(99)
64	68	Interest credited and other	33	27	36	35	29
(2)	(2)	Policy charges	(1)	(1)	(1)	(1)	(1)
3,608	3,871	Ending total account value	3,871	3,814	3,748	3,679	3,608
		SALES BY DISTRIBUTION CHANNEL:
		Variable and Fixed Annuities (1):
1,249	886	Insurance Agents	481	466	638	589	660
694	460	Wirehouses	266	257	352	318	376
3,910	3,343	Independent Financial Planners (2)	1,785	1,633	1,677	1,893	2,017
5,853	4,689	Total	2,532	2,356	2,667	2,800	3,053
		VARIABLE ANNUITY MINIMUM DEATH BENEFIT GUARANTEES (3):
		Return of net deposits:
		Account value	32,897	34,288	37,071	38,287	40,762
		Net amount at risk	1,870	1,724	1,491	1,433	1,268
		Minimum return, anniversary contract value, or maximum contract value:
		Account value	30,594	30,942	32,118	32,059	32,925
		Net amount at risk	3,378	3,009	2,528	2,439	2,108
		Variable Annuity Account Values with Living Benefit Features (3):
		Guaranteed minimum accumulation benefits	9,231	9,667	10,452	10,731	11,335
		Guaranteed minimum withdrawal benefits	1,678	1,853	2,028	2,105	2,229
		Guaranteed minimum income benefits	7,047	7,113	7,329	7,269	7,386
		Guaranteed minimum withdrawal & income benefits	5,304	6,678	8,570	10,205	12,448
		Total	23,260	25,311	28,379	30,310	33,398

(1)	Amounts represent gross sales.
(2)	Including bank distribution.
(3)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INSURANCE DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q
		INDIVIDUAL ANNUITIES:
		Account Values in General Account (1):
9,527	9,231	Beginning balance	8,850	10,722	10,222	9,527	9,246
162	170	Premiums and deposits	96	182	110	83	79
(640)	(586)	Surrenders and withdrawals	(313)	(350)	(332)	(333)	(307)
(478)	(416)	Net redemptions	(217)	(168)	(222)	(250)	(228)
(207)	(186)	Benefit payments	(92)	(101)	(114)	(102)	(105)
(685)	(602)	Net flows	(309)	(269)	(336)	(352)	(333)
169	175	Interest credited and other	89	98	95	85	84
(225)	366	Net transfers (to) from separate account	539	(329)	(453)	(13)	(212)
(2)	(2)	Policy charges	(1)	—	(1)	(1)	(1)
—	1,554	Acquisition	1,554	—	—	—	—
8,784	10,722	Ending balance	10,722	10,222	9,527	9,246	8,784
		Account Values in Separate Account:
68,776	45,538	Beginning balance	48,272	61,956	64,147	68,776	70,024
5,691	4,519	Premiums and deposits	2,436	2,173	2,558	2,717	2,974
(4,340)	(2,917)	Surrenders and withdrawals	(1,537)	(1,809)	(2,041)	(2,058)	(2,282)
1,351	1,602	Net sales	899	364	517	659	692
(486)	(309)	Benefit payments	(175)	(184)	(199)	(247)	(239)
865	1,293	Net flows	724	180	318	412	453
4,541	1,121	Change in market value, interest credited and other	(1,056)	1,942	4,147	1,118	3,423
225	(366)	Net transfers (to) from general account	(539)	329	453	13	212
(615)	(388)	Policy charges	(203)	(260)	(289)	(295)	(320)
—	14,758	Acquisition	14,758	—	—	—	—
73,792	61,956	Ending balance	61,956	64,147	68,776	70,024	73,792

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
129	231	Group life	25	98	37	103	26
118	92	Group disability (1)	18	29	17	92	26
247	323	Total	43	127	54	195	52
		Future Policy Benefits (2):
		Group life	1,980	1,953	2,181	2,103	2,105
		Group disability (1)	496	498	519	589	614
		Total	2,476	2,451	2,700	2,692	2,719
		Policyholders’ Account Balances (2):
		Group life	5,178	5,325	5,466	5,439	5,521
		Group disability (1)	101	108	112	109	124
		Total	5,279	5,433	5,578	5,548	5,645
		Separate Account Liabilities (2):
		Group life	14,334	15,023	16,412	16,898	17,293
		Group disability (1)	—	—	—	—	—
		Total	14,334	15,023	16,412	16,898	17,293
		Group Life Insurance:
1,692	1,745	Gross premiums, policy charges and fee income (3)	954	763	788	832	860
1,621	1,507	Earned premiums, policy charges and fee income	752	784	794	811	810
91.3%	93.7%	Benefits ratio	95.4%	89.8%	90.1%	91.5%	91.1%
9.5%	8.5%	Administrative operating expense ratio	7.9%	10.0%	11.4%	9.6%	9.3%
		Persistency ratio	95.9%	95.1%	94.8%	95.6%	95.3%

		Group Disability Insurance (1):
442	402	Gross premiums, policy charges and fee income (3)	203	210	211	217	225
427	387	Earned premiums, policy charges and fee income	198	195	196	211	216
87.8%	88.4%	Benefits ratio	89.4%	79.5%	85.7%	91.0%	84.7%
21.0%	21.6%	Administrative operating expense ratio	21.7%	20.5%	22.3%	22.1%	20.0%
		Persistency ratio	92.2%	90.8%	89.9%	92.1%	91.1%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL LIFE INSURANCE:
3,550	3,187	Beginning balance	3,253	3,277	3,508	3,550	3,570
218	163	Capitalization	83	91	97	103	115
(142)	(165)	Amortization - operating results	(91)	220	(57)	(78)	(64)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
52	92	Impact of unrealized (gains) or losses on AFS securities	32	(80)	2	(5)	57
3,678	3,277	Ending balance	3,277	3,508	3,550	3,570	3,678
		INDIVIDUAL ANNUITIES:
1,613	1,256	Beginning balance	1,337	1,470	1,532	1,613	1,671
322	252	Capitalization	133	131	151	154	168
(149)	(108)	Amortization - operating results	(51)	(28)	(67)	(74)	(75)
—	8	Amortization - realized investment gains and losses	8	12	—	1	(1)
18	62	Impact of unrealized (gains) or losses on AFS securities	43	(53)	(3)	(10)	28
(13)	—	Other (1)	—	—	—	(13)	—
1,791	1,470	Ending balance	1,470	1,532	1,613	1,671	1,791
		GROUP INSURANCE:
284	170	Beginning balance	227	239	251	284	296
17	69	Capitalization	12	13	34	13	4
(2)	—	Amortization - operating results	—	(1)	(1)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—
299	239	Ending balance	239	251	284	296	299
		TOTAL INSURANCE DIVISION:
5,447	4,613	Beginning balance	4,817	4,986	5,291	5,447	5,537
557	484	Capitalization	228	235	282	270	287
(293)	(273)	Amortization - operating results	(142)	191	(125)	(153)	(140)
—	8	Amortization - realized investment gains and losses	8	12	—	1	(1)
70	154	Impact of unrealized (gains) or losses on AFS securities	75	(133)	(1)	(15)	85
(13)	—	Other (1)	—	—	—	(13)	—
5,768	4,986	Ending balance	4,986	5,291	5,447	5,537	5,768

(1)	Reflects the impact of adoption of SOP 05-1 on January 1, 2007.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2006			2007
2007	2006			2Q	3Q	4Q	1Q	2Q
			Revenues (1):
167	122	37%	Premiums	30	84	88	96	71
88	91	-3%	Policy charges and fee income	43	45	43	44	44
2,005	1,763	14%	Net investment income	916	926	969	992	1,013
1,432	1,242	15%	Asset management fees, commissions and other income	597	578	791	699	733

3,692	3,218	15%	Total revenues	1,586	1,633	1,891	1,831	1,861

			Benefits and Expenses (1):
578	504	15%	Insurance and annuity benefits	235	297	303	302	276
1,000	881	14%	Interest credited to policyholders’ account balances	452	475	497	492	508
123	108	14%	Interest expense	62	63	67	59	64
(44)	(44)	0%	Deferral of acquisition costs	(22)	(25)	(24)	(19)	(25)
20	30	-33%	Amortization of acquisition costs	17	12	10	9	11
1,186	1,231	-4%	General and administrative expenses	533	551	677	559	627

2,863	2,710	6%	Total benefits and expenses	1,277	1,373	1,530	1,402	1,461

829	508	63%	Adjusted operating income before income taxes	309	260	361	429	400

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Six Months Ended June 30, 2007				Quarter Ended June 30, 2007
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	167	—	—	167	71	—	—	71
Policy charges and fee income	88	—	—	88	44	—	—	44
Net investment income	2,005	201	1	1,803	1,013	103	1	909
Asset management fees, commissions and other income	1,432	973	204	255	733	514	93	126

Total revenues	3,692	1,174	205	2,313	1,861	617	94	1,150

Benefits and Expenses (1):
Insurance and annuity benefits	578	—	—	578	276	—	—	276
Interest credited to policyholders’ account balances	1,000	—	—	1,000	508	—	—	508
Interest expense	123	24	—	99	64	14	—	50
Deferral of acquisition costs	(44)	(8)	—	(36)	(25)	(4)	—	(21)
Amortization of acquisition costs	20	11	—	9	11	5	—	6
General and administrative expenses	1,186	773	36	377	627	412	22	193

Total benefits and expenses	2,863	800	36	2,027	1,461	427	22	1,012

Adjusted operating income before income taxes	829	374	169	286	400	190	72	138

	Six Months Ended June 30, 2006				Quarter Ended June 30, 2006
	Total Investment Division	Asset Management	Financial Advisory	Retirement	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	122	—	—	122	30	—	—	30
Policy charges and fee income	91	—	—	91	43	—	—	43
Net investment income	1,763	93	15	1,655	916	51	8	857
Asset management fees, commissions and other income	1,242	878	129	235	597	418	60	119

Total revenues	3,218	971	144	2,103	1,586	469	68	1,049

Benefits and Expenses (1):
Insurance and annuity benefits	504	—	—	504	235	—	—	235
Interest credited to policyholders’ account balances	881	—	—	881	452	—	—	452
Interest expense	108	15	—	93	62	9	—	53
Deferral of acquisition costs	(44)	(11)	—	(33)	(22)	(6)	—	(16)
Amortization of acquisition costs	30	15	—	15	17	8	—	9
General and administrative expenses	1,231	646	221	364	533	321	38	174

Total benefits and expenses	2,710	665	221	1,824	1,277	332	38	907

Adjusted operating income (loss) before income taxes	508	306	(77)	279	309	137	30	142

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

		% Change	Supplementary Revenue Information (in millions):
Year-to-date				2006			2007
2007	2006			2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
533	471	13%	Asset management fees	237	244	259	262	271
329	255	29%	Incentive, transaction, principal investing and capital markets revenues	111	79	247	143	186
312	245	27%	Service, distribution and other revenues	121	120	130	152	160

1,174	971	21%	Total Asset Management segment revenues	469	443	636	557	617

			Analysis of asset management fees by source:
240	200	20%	Institutional customers	102	111	115	117	123
171	152	13%	Retail customers	76	75	83	84	87
122	119	3%	General account	59	58	61	61	61

533	471	13%	Total asset management fees	237	244	259	262	271

Supplementary Assets Under Management Information (in billions):

	June 30, 2007
	Equity	Fixed Income	Real Estate	Total
Institutional customers	56.6	84.4	25.2	166.2
Retail customers	64.4	21.1	1.6	87.1
General account	4.3	161.9	0.8	167.0

Total	125.3	267.4	27.6	420.3

	June 30, 2006
	Equity	Fixed Income	Real Estate	Total
Institutional customers	49.7	68.9	19.9	138.5
Retail customers	53.5	20.4	1.2	75.1
General account	3.6	155.0	1.1	159.7

Total	106.8	244.3	22.2	373.3

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q

		Institutional Assets Under Management:
		Assets gathered by Investment Management & Advisory Services sales force:
122.9	101.3	Beginning assets under management	106.7	107.1	115.0	122.9	127.0
15.8	12.6	Additions (1)	5.3	6.8	8.3	5.9	9.9
(12.9)	(8.4)	Withdrawals	(4.4)	(3.6)	(4.9)	(4.7)	(8.2)
6.0	1.5	Change in market value	(0.4)	4.3	4.5	2.5	3.5
0.2	0.1	Net money market flows	(0.1)	0.4	—	0.4	(0.2)

132.0	107.1	Ending assets under management	107.1	115.0	122.9	127.0	132.0
34.2	31.4	Affiliated institutional assets under management	31.4	32.9	33.9	34.0	34.2

166.2	138.5	Total assets managed for institutional customers at end of period	138.5	147.9	156.8	161.0	166.2

2.9	4.2	Net institutional additions other than money market	0.9	3.2	3.4	1.2	1.7

		Retail Assets Under Management:
		Assets gathered by Investment Management & Advisory Services sales force:
43.4	38.7	Beginning assets under management	40.5	40.7	41.3	43.4	47.7
5.7	6.0	Additions	3.3	1.9	2.1	3.0	2.7
(6.1)	(5.3)	Withdrawals	(3.0)	(2.6)	(1.9)	(2.7)	(3.4)
3.4	0.3	Change in market value	(1.0)	1.3	2.0	1.1	2.3
0.1	1.0	Net money market flows	0.9	—	(0.1)	0.1	—
2.8	—	Other (2)	—	—	—	2.8	—

49.3	40.7	Ending assets under management	40.7	41.3	43.4	47.7	49.3
37.8	34.4	Affiliated retail assets under management	34.4	34.6	35.6	36.5	37.8

87.1	75.1	Total assets managed for retail customers at end of period	75.1	75.9	79.0	84.2	87.1

(0.4)	0.7	Net retail additions (withdrawals) other than money market	0.3	(0.7)	0.2	0.3	(0.7)

		Wrap-fee Product Assets Under Administration:
69.1	53.6	Beginning total wrap-fee product assets	59.1	60.5	63.9	69.1	72.3
11.5	13.0	Additions (3)	6.1	4.7	4.6	5.8	5.7
(7.7)	(7.7)	Withdrawals	(3.6)	(3.2)	(3.7)	(3.8)	(3.9)
5.8	1.6	Change in market value	(1.1)	1.9	4.3	1.2	4.6

78.7	60.5	Ending total wrap-fee product assets	60.5	63.9	69.1	72.3	78.7

3.8	5.3	Net wrap-fee product additions	2.5	1.5	0.9	2.0	1.8

(1)	Additions include $1.8 billion for the year ended December 31, 2006 and $0.4 billion for the quarter ended June 30, 2006 for assets transferred from the Retirement segment.
(2)	Represents transfer of retail assets from an externally managed fund family to the Jennison Dryden Fund Family (internally managed) in the quarter ended March 31, 2007.
(3)	Substantially all relates to a contractual arrangement with Wachovia which provides for an essentially fixed annual fee and is scheduled to expire July 1, 2008.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q

		Information pertaining to Wachovia Securities Financial Holdings, LLC:
		Revenues:
156	148	Net investment income	76	78	82	79	77
1,048	934	Commissions	451	422	490	529	519
1,196	1,037	Fees	534	534	555	588	608
159	86	Other non-interest revenues	33	53	67	75	84

2,559	2,205	Total revenues	1,094	1,087	1,194	1,271	1,288
2,021	1,859	Expenses	926	894	947	978	1,043

538	346	Income before income taxes	168	193	247	293	245

205	131	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	63	74	94	111	94
(1)	(2)	Purchase accounting and related adjustments	(3)	(1)	(2)	—	(1)

204	129	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	60	73	92	111	93

		Recurring revenue as a percentage of total non-interest revenue (1)	49.0%	49.1%	49.4%	49.5%	49.6%
		Total client assets ($ in billions) (2)	704.3	729.9	754.8	768.0	791.4
		Distribution representatives (2):
		Series 7 Financial Advisors	7,973	7,972	7,993	8,073	8,193
		Series 6 Financial Representatives	2,541	2,477	2,497	2,521	2,531
		Customer debit balances ($ in billions) (2)	5.1	4.9	4.8	4.5	4.6
169	(77)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	30	51	53	97	72

(1)	Calculated on a YTD annualized basis.
(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SALES AND ACCOUNT VALUES
		Full Service:
97,430	88,385	Beginning total account value	91,854	91,537	93,364	97,430	99,558
7,215	9,519	Deposits and sales	4,138	2,914	3,723	4,003	3,212
(6,636)	(8,883)	Withdrawals and benefits	(3,412)	(3,272)	(3,834)	(3,433)	(3,203)
6,024	2,516	Change in market value, interest credited and interest income (1)	(1,043)	2,185	4,177	1,558	4,466

104,033	91,537	Ending total account value	91,537	93,364	97,430	99,558	104,033

579	636	Net additions (withdrawals)	726	(358)	(111)	570	9

		Stable value account values included above	30,784	30,971	30,796	30,758	31,274
		Institutional Investment Products:
50,269	48,080	Beginning total account value	47,215	46,913	49,468	50,269	50,661
3,130	2,624	Additions	1,088	2,004	1,365	1,533	1,597
(3,142)	(3,881)	Withdrawals and benefits (2)	(1,429)	(711)	(1,764)	(1,743)	(1,399)
932	605	Change in market value, interest credited and interest income	423	995	647	607	325
(263)	(515)	Other (3)	(384)	267	553	(5)	(258)

50,926	46,913	Ending total account value	46,913	49,468	50,269	50,661	50,926

(12)	(1,257)	Net additions (withdrawals)	(341)	1,293	(399)	(210)	198

(1)	Includes $0.5 billion for the six months and quarter ended June 30, 2007 representing a transfer from Institutional Investment Products to Full Service as a result of one client’s change in contract form.
(2)	Withdrawals and benefits include $1.8 billion for the year ended December 31, 2006 and $0.4 billion for the quarter ended June 30, 2006 for assets transferred to the Asset Management segment.
(3)	Includes $(0.5) billion for the six months and quarter ended June 30, 2007 representing a transfer from Institutional Investment Products to Full Service as a result of one client’s change in contract form. Remainder for all periods presented primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2006			2007
2007	2006			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
3,084	3,050	1%	Premiums	1,517	1,438	1,458	1,553	1,531
145	146	-1%	Policy charges and fee income	70	70	70	72	73
791	673	18%	Net investment income	343	376	376	386	405
437	310	41%	Asset management fees, commissions and other income	150	172	181	220	217

4,457	4,179	7%	Total revenues	2,080	2,056	2,085	2,231	2,226

			Benefits and Expenses (1):
2,438	2,427	0%	Insurance and annuity benefits	1,203	1,112	1,143	1,219	1,219
156	118	32%	Interest credited to policyholders’ account balances	61	66	67	77	79
5	7	-29%	Interest expense	4	3	—	2	3
(520)	(513)	-1%	Deferral of acquisition costs	(257)	(242)	(252)	(261)	(259)
254	231	10%	Amortization of acquisition costs	115	111	112	128	126
1,194	1,169	2%	General and administrative expenses	596	578	617	591	603

3,527	3,439	3%	Total benefits and expenses	1,722	1,628	1,687	1,756	1,771

930	740	26%	Adjusted operating income before income taxes	358	428	398	475	455

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Six Months Ended June 30, 2007				Quarter Ended June 30, 2007
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,084	2,110	974	—	1,531	1,024	507	—
Policy charges and fee income	145	113	32	—	73	57	16	—
Net investment income	791	375	399	17	405	188	208	9
Asset management fees, commissions and other income	437	70	38	329	217	39	18	160

Total revenues	4,457	2,668	1,443	346	2,226	1,308	749	169

Benefits and Expenses (1):
Insurance and annuity benefits	2,438	1,655	783	—	1,219	807	412	—
Interest credited to policyholders’ account balances	156	65	91	—	79	31	48	—
Interest expense	5	6	(4)	3	3	3	(2)	2
Deferral of acquisition costs	(520)	(384)	(136)	—	(259)	(188)	(71)	—
Amortization of acquisition costs	254	191	63	—	126	94	32	—
General and administrative expenses	1,194	612	344	238	603	308	171	124

Total benefits and expenses	3,527	2,145	1,141	241	1,771	1,055	590	126

Adjusted operating income before income taxes	930	523	302	105	455	253	159	43

	Six Months Ended June 30, 2006				Quarter Ended June 30, 2006
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	3,050	1,966	1,084	—	1,517	977	540	—
Policy charges and fee income	146	109	37	—	70	51	19	—
Net investment income	673	318	342	13	343	162	175	6
Asset management fees, commissions and other income	310	21	6	283	150	7	3	140

Total revenues	4,179	2,414	1,469	296	2,080	1,197	737	146

Benefits and Expenses (1):
Insurance and annuity benefits	2,427	1,513	914	—	1,203	744	459	—
Interest credited to policyholders’ account balances	118	54	64	—	61	27	34	—
Interest expense	7	6	—	1	4	3	—	1
Deferral of acquisition costs	(513)	(370)	(143)	—	(257)	(179)	(78)	—
Amortization of acquisition costs	231	184	47	—	115	93	22	—
General and administrative expenses	1,169	577	375	217	596	287	198	111

Total benefits and expenses	3,439	1,964	1,257	218	1,722	975	635	112

Adjusted operating income before income taxes	740	450	212	78	358	222	102	34

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q

		Japanese Yen Basis Results:
		Revenues (1):
¥214,015	¥190,904	Japanese insurance operations excluding Gibraltar Life	¥92,370	¥95,125	¥95,896	¥110,222	¥103,793
167,053	169,037	Gibraltar Life	84,387	80,804	77,139	80,554	86,499

381,068	359,941	Total revenues, Japan, yen basis	176,757	175,929	173,035	190,776	190,292

		Benefits and Expenses (1):
167,202	152,181	Japanese insurance operations excluding Gibraltar Life	74,339	72,202	74,907	86,553	80,649
135,332	145,707	Gibraltar Life	73,067	65,292	62,677	65,133	70,199

302,534	297,888	Total benefits and expenses, Japan, yen basis	147,406	137,494	137,584	151,686	150,848

		Adjusted operating income (2):
46,813	38,723	Japanese insurance operations excluding Gibraltar Life	18,031	22,923	20,989	23,669	23,144
31,721	23,330	Gibraltar Life	11,320	15,513	14,462	15,421	16,300

¥78,534	¥62,053	Total adjusted operating income, Japan, yen basis	¥29,351	¥38,436	¥35,451	¥39,090	¥39,444

		U.S. Dollar adjusted operating income (3):
$431	$368	Japanese insurance operations excluding Gibraltar Life	$172	$213	$194	$219	$212
302	212	Gibraltar Life	102	149	132	143	159

733	580	Total adjusted operating income, Japan, U.S. dollar basis	274	362	326	362	371
92	82	All other countries	50	35	38	51	41

$825	$662	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$324	$397	$364	$413	$412

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2006			2007
2007	2006		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:
		Actual exchange rate basis (1):
		Net premiums, policy charges and fee income:
1,506	1,424	Japan, excluding Gibraltar Life	693	685	680	787	719
1,006	1,121	Gibraltar Life	559	490	483	483	523
717	651	All other countries	335	333	365	355	362
3,229	3,196	Total	1,587	1,508	1,528	1,625	1,604
		Annualized new business premiums:
262	251	Japan, excluding Gibraltar Life	113	114	115	153	109
172	188	Gibraltar Life	115	91	78	76	96
139	150	All other countries	72	60	77	70	69
573	589	Total	300	265	270	299	274
		Annualized new business premiums by distribution channel:
401	401	Life Planners	185	174	192	223	178
159	169	Gibraltar Life Advisors	96	71	68	69	90
13	19	Banks (2)	19	20	10	7	6
573	589	Total	300	265	270	299	274
		Constant exchange rate basis (3):
		Net premiums, policy charges and fee income:
1,771	1,616	Japan, excluding Gibraltar Life	777	779	785	920	851
1,175	1,275	Gibraltar Life	626	554	557	564	611
666	621	All other countries	317	316	341	331	335
3,612	3,512	Total	1,720	1,649	1,683	1,815	1,797
		Annualized new business premiums:
290	276	Japan, excluding Gibraltar Life	123	125	128	169	121
189	201	Gibraltar Life	121	98	86	84	105
131	144	All other countries	69	57	72	66	65
610	621	Total	313	280	286	319	291
		Annualized new business premiums by distribution channel:
421	420	Life Planners	192	182	200	235	186
176	182	Gibraltar Life Advisors	102	78	76	77	99
13	19	Banks (2)	19	20	10	7	6
610	621	Total	313	280	286	319	291

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Substantially all bank channel distribution represents U.S. dollar denominated Gibraltar Life fixed annuities.
(3)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen, 102 per U.S. dollar; Korean won 1030 per U.S. dollar.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2006			2007
	2Q	3Q	4Q	1Q	2Q
Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	229	232	236	239	242
Gibraltar Life	197	197	196	195	194
All other countries	91	92	93	96	97
Total	517	521	525	530	533
Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,023	2,049	2,074	2,118	2,144
Gibraltar Life	3,871	3,872	3,871	3,846	3,816
All other countries	1,150	1,169	1,201	1,225	1,246
Total	7,044	7,090	7,146	7,189	7,206
International life insurance policy persistency:
Excluding Gibraltar Life:
13 months	93.0%	92.9%	93.0%	92.8%	92.7%
25 months	87.4%	87.0%	87.1%	86.9%	86.9%
Gibraltar Life:
13 months	94.2%	94.4%	94.4%	93.9%	93.5%
25 months	88.0%	87.9%	87.8%	88.0%	87.9%
Number of Life Planners at end of period:
Japan	2,847	2,941	2,956	3,001	3,012
All other countries	2,879	2,861	2,872	2,892	2,989
Total life planners	5,726	5,802	5,828	5,893	6,001
Gibraltar Life Advisors	5,684	6,036	5,944	5,952	5,815

(1)	Foreign currencies translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen, 102 per U.S. dollar; Korean won 1030 per U.S. dollar.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2007				December 31, 2006
			Financial Services Businesses				Financial Services Businesses
	Consolidated Portfolio	Closed Block Business	Amount	% of Total	Consolidated Portfolio	Closed Block Business	Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	125,995	36,438	89,557	56.8%	131,554	38,752	92,802	58.2%
Public, held to maturity, at amortized cost	2,842	—	2,842	1.8%	3,025	—	3,025	1.9%
Private, available for sale, at fair value	30,380	11,786	18,594	11.8%	30,357	12,021	18,336	11.5%
Private, held to maturity, at amortized cost	528	—	528	0.3%	443	—	443	0.3%
Trading account assets supporting insurance liabilities, at fair value	14,069	—	14,069	8.9%	14,262	—	14,262	8.9%
Other trading account assets, at fair value	150	13	137	0.1%	109	—	109	0.1%
Equity securities, available for sale, at fair value	8,678	4,097	4,581	2.9%	8,086	3,772	4,314	2.7%
Commercial loans	24,812	7,227	17,585	11.2%	24,593	7,318	17,275	10.8%
Policy loans	9,042	5,400	3,642	2.3%	8,887	5,415	3,472	2.2%
Other long-term investments (1)	3,588	914	2,674	1.7%	3,756	965	2,791	1.7%
Short-term investments	5,803	2,376	3,427	2.2%	4,603	1,851	2,752	1.7%

Subtotal (2)	225,887	68,251	157,636	100.0%	229,675	70,094	159,581	100.0%

Invested assets of other entities and operations (3)	9,699	—	9,699		5,742	—	5,742

Total investments	235,586	68,251	167,335		235,417	70,094	165,323

Fixed Maturities by Credit Quality (2):

	June 30, 2007					December 31, 2006
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	73,373	1,207	773	73,807	80.0%	75,796	1,787	322	77,261	80.6%
2 Baa	13,671	497	217	13,951	15.1%	13,328	580	137	13,771	14.4%

Subtotal Investment Grade	87,044	1,704	990	87,758	95.1%	89,124	2,367	459	91,032	95.0%

3 Ba	2,579	97	44	2,632	2.9%	2,692	109	22	2,779	2.9%
4 B	1,691	75	28	1,738	1.9%	1,746	93	23	1,816	1.9%
5 C and lower	146	9	4	151	0.1%	115	8	2	121	0.1%
6 In or near default	35	10	—	45	0.0%	48	7	1	54	0.1%

Subtotal Below Investment Grade	4,451	191	76	4,566	4.9%	4,601	217	48	4,770	5.0%

Total	91,495	1,895	1,066	92,324	100.0%	93,725	2,584	507	95,802	100.0%

Private Fixed Maturities:
NAIC Rating (4) Rating Agency Equivalent
1 Aaa, Aa, A	6,027	228	81	6,174	32.3%	6,214	248	49	6,413	34.2%
2 Baa	9,915	339	107	10,147	53.1%	9,463	377	73	9,767	52.0%

Subtotal Investment Grade	15,942	567	188	16,321	85.4%	15,677	625	122	16,180	86.2%

3 Ba	1,378	52	9	1,421	7.4%	1,422	50	11	1,461	7.7%
4 B	769	15	5	779	4.1%	645	12	7	650	3.5%
5 C and lower	432	18	2	448	2.3%	321	18	4	335	1.8%
6 In or near default	128	18	—	146	0.8%	139	11	1	149	0.8%

Subtotal Below Investment Grade	2,707	103	16	2,794	14.6%	2,527	91	23	2,595	13.8%

Total	18,649	670	204	19,115	100.0%	18,204	716	145	18,775	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(3)	Includes assets of our securities brokerage, securities trading, banking and asset management operations and real estate and relocation services. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(4)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of June 30, 2007 and December 31, 2006, respectively, 237 securities with amortized cost of $4,136 million (fair value $4,128 million) and 231 securities with amortized cost of $3,515 million (fair value, $3,588 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	31,246	67.4%	32,242	67.9%
Public, held to maturity, at amortized cost	2,842	6.1%	3,025	6.4%
Private, available for sale, at fair value	3,170	6.8%	3,139	6.6%
Private, held to maturity, at amortized cost	528	1.1%	443	0.9%
Trading account assets supporting insurance liabilities, at fair value	1,146	2.5%	1,106	2.3%
Other trading account assets, at fair value	28	0.1%	28	0.1%
Equity securities, available for sale, at fair value	2,526	5.5%	2,372	5.0%
Commercial loans	2,758	6.0%	2,782	5.9%
Policy loans	1,003	2.2%	1,016	2.1%
Other long-term investments (1)	744	1.6%	970	2.0%
Short-term investments	339	0.7%	374	0.8%

Total	46,330	100.0%	47,497	100.0%

	June 30, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	58,311	52.4%	60,560	54.0%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	15,424	13.9%	15,197	13.6%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	12,923	11.6%	13,156	11.7%
Other trading account assets, at fair value	109	0.1%	81	0.1%
Equity securities, available for sale, at fair value	2,055	1.8%	1,942	1.7%
Commercial loans	14,827	13.3%	14,493	12.9%
Policy loans	2,639	2.4%	2,456	2.2%
Other long-term investments (1)	1,930	1.7%	1,821	1.7%
Short-term investments	3,088	2.8%	2,378	2.1%

Total	111,306	100.0%	112,084	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our investments in operating joint ventures, including our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in operating joint ventures, including our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended June 30
	2007			2006(4)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	5.05%	1,423	14	4.84%	1,322	(253)
Equity securities	4.56%	44	74	4.00%	36	49
Commercial loans	6.10%	205	(4)	6.20%	189	2
Policy loans	5.10%	46	—	4.80%	38	—
Short-term investments and cash equivalents	4.41%	87	—	5.40%	79	—
Other investments	6.65%	46	7	4.83%	35	(105)

Gross investment income before investment expenses	5.15%	1,851	91	4.97%	1,699	(307)
Investment expenses	-0.17%	(135)	—	-0.17%	(126)	—

Subtotal	4.98%	1,716	91	4.80%	1,573	(307)

Investment results of other entities and operations (2)		362	34		304	17
Less, investment income relating to divested businesses		(4)			(3)

Total		2,074	125		1,874	(290)

	Six Months Ended June 30
	2007			2006(4)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	5.05%	2,837	41	4.82%	2,572	(313)
Equity securities	4.63%	89	205	4.77%	83	109
Commercial loans	6.16%	409	(7)	6.19%	369	(2)
Policy loans	5.08%	89	—	4.86%	75	—
Short-term investments and cash equivalents	4.89%	183	(7)	4.95%	150	—
Other investments	6.66%	92	41	7.19%	98	(22)

Gross investment income before investment expenses	5.17%	3,699	273	5.00%	3,347	(228)
Investment expenses	-0.17%	(274)	—	-0.17%	(239)	—

Subtotal	5.00%	3,425	273	4.83%	3,108	(228)

Investment results of other entities and operations (2)		710	65		583	53
Less, investment income relating to divested businesses		(8)			(6)

Total		4,127	338		3,685	(175)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(4)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2007			2006(2)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.75%	262	15	2.47%	236	(23)
Equity securities	2.15%	11	56	2.53%	12	38
Commercial loans	4.50%	31	4	3.60%	22	6
Policy loans	3.79%	10	—	3.37%	8	—
Short-term investments and cash equivalents	3.37%	5	—	3.93%	5	—
Other investments	17.32%	36	(66)	11.54%	27	(69)

Gross investment income before investment expenses	3.13%	355	9	2.76%	310	(48)
Investment expenses	-0.19%	(24)	—	-0.18%	(23)	—

Total	2.94%	331	9	2.58%	287	(48)

	Six Months Ended June 30
	2007			2006(2)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.69%	515	41	2.46%	460	(17)
Equity securities	2.42%	24	176	2.48%	22	90
Commercial loans	4.43%	61	7	3.43%	40	11
Policy loans	3.78%	19	—	3.50%	17	—
Short-term investments and cash equivalents	2.91%	10	(1)	3.08%	7	—
Other investments	14.11%	61	(77)	12.41%	57	(98)

Gross investment income before investment expenses	3.03%	690	146	2.76%	603	(14)
Investment expenses	-0.18%	(48)	—	-0.18%	(45)	—

Total	2.85%	642	146	2.58%	558	(14)

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(2)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2007			2006(3)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.31%	1,161	(1)	6.21%	1,086	(230)
Equity securities	7.19%	33	18	5.57%	24	11
Commercial loans	6.51%	174	(8)	6.84%	167	(4)
Policy loans	5.61%	36	—	5.46%	30	—
Short-term investments and cash equivalents	4.55%	82	—	5.60%	74	—
Other investments	2.07%	10	73	1.59%	8	(36)

Gross investment income before investment expenses	6.16%	1,496	82	6.13%	1,389	(259)
Investment expenses	-0.17%	(111)	—	-0.16%	(103)	—

Total	5.99%	1,385	82	5.97%	1,286	(259)

	Six Months Ended June 30
	2007			2006(3)
			Realized Gains / (Losses)			Realized Gains / (Losses)
	Investment Income			Investment Income
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.35%	2,322	—	6.17%	2,112	(296)
Equity securities	7.06%	65	29	7.16%	61	19
Commercial loans	6.61%	348	(14)	6.87%	329	(13)
Policy loans	5.60%	70	—	5.49%	58	—
Short-term investments and cash equivalents	5.19%	173	(6)	5.21%	143	—
Other investments	3.29%	31	118	4.55%	41	76

Gross investment income before investment expenses	6.25%	3,009	127	6.18%	2,744	(214)
Investment expenses	-0.16%	(226)	—	-0.17%	(194)	—

Total	6.09%	2,783	127	6.01%	2,550	(214)

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.
(3)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q
	Revenues (1):
10,128	Premiums	2,604	2,542	2,548	2,593	2,720
2,529	Policy charges and fee income	662	667	583	737	784
6,861	Net investment income	1,811	1,874	1,962	2,010	2,053
3,358	Asset management fees, commissions and other income	947	913	971	1,138	1,104

22,876	Total revenues	6,024	5,996	6,064	6,478	6,661

	Benefits and Expenses (1):
9,990	Insurance and annuity benefits	2,577	2,591	2,650	2,605	2,763
2,516	Interest credited to policyholders’ account balances	652	677	716	745	745
615	Interest expense	212	233	249	255	274
(1,801)	Deferral of acquisition costs	(501)	(495)	(496)	(545)	(539)
910	Amortization of acquisition costs	240	264	(73)	239	272
7,108	General and administrative expenses	1,949	1,772	1,861	2,084	1,915

19,338	Total benefits and expenses	5,129	5,042	4,907	5,383	5,430

3,538	Adjusted operating income before income taxes	895	954	1,157	1,095	1,231

	Reconciling items:
669	Realized investment gains (losses), net, and related adjustments	50	(334)	214	143	146
(108)	Related charges	—	23	7	(13)	(6)

561	Total realized investment gains (losses), net, and related charges and adjustments	50	(311)	221	130	140

(33)	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(114)	(151)	257	43	82
(44)	Change in experience-rated contractholder liabilities due to asset value changes	66	130	(168)	(17)	(62)
(16)	Divested businesses	58	(10)	10	18	19
(214)	Equity in earnings of operating joint ventures	(78)	(67)	(78)	(99)	(120)

254	Total reconciling items, before income taxes	(18)	(409)	242	75	59

3,792	Income from continuing operations before income taxes and equity in earnings of operating joint ventures	877	545	1,399	1,170	1,290
642	Income tax expense	251	156	363	356	379

3,150	Income from continuing operations before equity in earnings of operating joint ventures	626	389	1,036	814	911

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q
	Revenues (1):
320	Premiums	92	30	84	88	96
188	Policy charges and fee income	48	43	45	43	44
3,151	Net investment income	847	916	926	969	992
2,261	Asset management fees, commissions and other income	645	597	578	791	699

5,920	Total revenues	1,632	1,586	1,633	1,891	1,831

	Benefits and Expenses (1):
1,049	Insurance and annuity benefits	269	235	297	303	302
1,633	Interest credited to policyholders’ account balances	429	452	475	497	492
115	Interest expense	46	62	63	67	59
(61)	Deferral of acquisition costs	(22)	(22)	(25)	(24)	(19)
54	Amortization of acquisition costs	13	17	12	10	9
2,423	General and administrative expenses	698	533	551	677	559

5,213	Total benefits and expenses	1,433	1,277	1,373	1,530	1,402

707	Adjusted operating income before income taxes	199	309	260	361	429

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL ADVISORY SEGMENT

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q
	Revenues (1):
—	Premiums	—	—	—	—	—
—	Policy charges and fee income	—	—	—	—	—
6	Net investment income	7	8	5	—	—
193	Asset management fees, commissions and other income	69	60	73	92	111

199	Total revenues	76	68	78	92	111

	Benefits and Expenses (1):
—	Insurance and annuity benefits	—	—	—	—	—
—	Interest credited to policyholders’ account balances	—	—	—	—	—
—	Interest expense	—	—	—	—	—
—	Deferral of acquisition costs	—	—	—	—	—
—	Amortization of acquisition costs	—	—	—	—	—
454	General and administrative expenses	183	38	27	39	14

454	Total benefits and expenses	183	38	27	39	14

(255)	Adjusted operating income (loss) before income taxes	(107)	30	51	53	97

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Year ended December 31		2006				2007
2005		1Q	2Q	3Q	4Q	1Q
	Revenues (1):
(18)	Premiums	(3)	(10)	(1)	(5)	(2)
(21)	Policy charges and fee income	(5)	(5)	(6)	(13)	1
684	Net investment income	216	177	197	197	205
(26)	Asset management fees, commissions and other income	(36)	(3)	(20)	(52)	(45)

619	Total revenues	172	159	170	127	159

	Benefits and Expenses (1):
63	Insurance and annuity benefits	14	9	16	5	12
(39)	Interest credited to policyholders’ account balances	(14)	(17)	(21)	(25)	(26)
367	Interest expense	133	139	146	144	160
60	Deferral of acquisition costs	33	12	6	13	11
(79)	Amortization of acquisition costs	(20)	(10)	(5)	(8)	(18)
59	General and administrative expenses	10	(14)	24	11	11

431	Total benefits and expenses	156	119	166	140	150

188	Adjusted operating income (loss) before income taxes	16	40	4	(13)	9

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well. Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

KEY DEFINITIONS AND FORMULAS

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

23. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Single premium business for the Company’s international insurance operations is included in annualized new business premiums based on 10% credit.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 17.19% for the six months ended June 30, 2007, 10.86% for the six months ended June 30, 2006, 15.97% for the three months ended June 30, 2007, 8.64% for the three months ended June 30, 2006, 18.25% for the three months ended March 31, 2007, 16.33% for the three months ended December 31, 2006, and 20.75% for the three months ended September 30, 2006.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding accumulated other comprehensive income related to unrealized gains and losses on investments, pension and postretirement benefits and capital debt.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2007

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of August 1, 2007

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA	Aa3	AA
PRUCO Life Insurance Company	A+	AA	Aa3	AA
PRUCO Life Insurance Company of New Jersey	A+	AA	NR*	AA
American Skandia Life Assurance Corporation	A+	AA	NR	AA
Prudential Retirement Insurance and Annuity Company	A+	AA	Aa3	AA
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA	Aa3	NR

CREDIT RATINGS:
as of August 1, 2007

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt (1)	a-	A+	A3	A

The Prudential Insurance Company of America :
Capital and surplus notes	a	A+	A2	A+

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA	A1	AA-

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA	Aa3	AA

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:

www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.